UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Metro Center Blvd., Warwick, RI  02886

 (Address of Principal Executive Offices)  (Zip Code)

(617) 973-5104

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Bank Financing

Markland Technologies, Inc. (“Markland”) holds approximately 84.4% of the outstanding shares of Technest Holdings, Inc., a Nevada corporation (“Technest”).

On August 10, 2006, Technest and its wholly-owned subsidiaries, E-OIR Technologies, Inc. (“EOIR”) and Genex Technologies, Inc. (“Genex”), closed on a financing (the “Financing”) under two Loan and Security Agreements with Silicon Valley Bank (the “Bank”) executed on August 4, 2006 (the “Credit Agreements”). One Credit Agreement provides for a term loan facility under which Technest may borrow term loans with an initial minimum loan of $3,000,000 (the “Term Loan Facility”). Subject to the Bank’s receipt of additional documentation for the period through the month ending December 31, 2006 and if no event of default under the Credit Agreement has occurred or is continuing, Technest may borrow up to an additional $1,000,000 under the Term Loan Facility on or before February 15, 2007. The other Credit Agreement provides for a one year revolving line of credit for up to $8,750,000 (the “Revolver”), provided that Technest’s borrowing under the Revolver is limited to 80% of its eligible accounts receivable. In addition, the maximum amount outstanding under both Credit Agreements at any time may not exceed $10,000,000. Both the Term Loan Facility and the Revolver are secured by all of Technest’s assets and the assets of its subsidiaries, including all of its intellectual property and of its subsidiaries.

Upon the date of closing under the Credit Agreements, Technest borrowed the entire $3,000,000 available under the Term Loan Facility and borrowed approximately $4,445,000 under the Revolver.

Interest on all outstanding amounts under the Term Loan is payable monthly at a rate equal to the Bank’s prime rate plus 2.75%. This interest rate will be reduced to (i) the Bank’s prime rate plus 2.00% if Technest achieves a Fixed Charge Coverage Ratio (as defined in the Credit Agreement with respect to the Term Loan Facility) of at least 1.75 to 1.0 for three consecutive fiscal quarters after August 4, 2006 or (ii) the Bank’s prime rate plus 1.50% if Technest achieves a Fixed Charge Coverage Ratio of at least 2.0 to 1.0 for three consecutive fiscal quarters after August 4, 2006. Each loan under the Term Loan Facility is repayable in 36 equal monthly principal installments plus accrued interest.

The Revolver will bear interest at a rate equal to the Bank’s prime rate plus 0.50% per annum, but Technest must pay a minimum quarterly amount equal to the interest on an outstanding balance of $1,400,000. In addition, Technest will pay a monthly collateral handling fee of 0.10% per month on financed receivables. Interest and handling fees are paid as invoices are collected.

The financial covenants under the Term Loan require that Technest maintains, on a monthly basis tested as of the last day of each month, a minimum quick ratio (representing the ratio of quick assets (or cash and accounts receivable) plus total marketable securities to current liabilities, plus all short-term indebtedness to the Bank but excluding subordinated debt and debt from affiliates) of 0.70 to 1.0 through November 30, 2006, 0.85 to 1.0 from December 31, 2006 through May 31, 2007, 1.0 to 1.0 from June 30, 2007 through August 31, 2007 and 1.20 to 1.0 from September 30, 2007 and all monthly reporting periods thereafter. If Technest does not maintain these ratios, then the sum of its cash plus 80% of its eligible accounts receivable minus its borrowings under the Revolver must exceed $2,000,000. Technest must maintain a Fixed Charge Coverage Ratio measured on the last day of every month for the three month period ending on the last day of such month, of at least 1:0 to 1:0 through periods ending November 30, 2006; at least 1.25:1.0 for periods ending on December 31, 2006 through May 31, 2007; and at least 1.50:1.0 for all periods thereafter. In addition, the Credit Agreements contain affirmative and negative covenants concerning Technest’s operations including restrictions on its ability to dispose of its assets, change its business, ownership or management, incur other indebtedness, create or permit liens on its property, make investments, pay dividends, redeem stock or engage in transactions with affiliates.

Markland has entered into an Unconditional Guaranty pursuant to which Markland agreed to guaranty up to $6,000,000 of the principal obligations plus interest thereon and related expenses under the Credit Agreements and a Stock Pledge Agreement pursuant to which Markland pledged to the Bank 1,739,130 shares of Technest common stock currently owned by Markland, which had a market value of $6,000,000 as of August 4, 2006. The Guaranty and the Stock Pledge Agreement terminate August 3, 2008 if no event of default has occurred.

The Credit Agreements, the Unconditional Guaranty by Markland and the Stock Pledge Agreement are filed hereto as Exhibits 10.1, 10.2, 10.4 and 10.5, respectively.

Pre-Payment of Promissory Notes and Settlement of Moulton Litigation

Technest used a portion of the proceeds of the Financing to pre-pay the outstanding principal of $4,952,526.09 of certain EOIR promissory notes issued in June 2004. After these payments, there remains outstanding EOIR notes issued in June 2004 having a total outstanding principal balance of $1,655,892.76, of which $608,957.46 is outstanding principal owed to Technest’s current Chief Executive Officer and one of its directors, Joseph P. Mackin. The security interest securing these remaining notes was subordinated to the Bank’s first priority security interest.

In addition, Technest used a portion of the proceeds of the Financing to fully settle the lawsuit initiated by Joseph R. Moulton, Sr. in the Circuit Court of Spotsylvania County, Virginia, against Markland, EOIR, and Robert Tarini, in his capacity as Markland’s Chief Executive Officer. Upon an additional payment to Mr. Moulton of $120,000 and the pre-payment in full of certain outstanding EOIR notes issued in June 2004 as stated above, the parties agreed to dismiss their claims against one another.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2006, the Board of Directors of Markland adopted Amendment No. 1 to Amended and Restated Bylaws of Markland (the “Amendment”). The Amendment revises the first paragraph of Section 6 of Article I of the Amended and Restated Bylaws to provide that, with respect to the record date for determining shareholders entitled to receive payment of any dividends, such record date does not have to be 70 days or less before the action requiring a determination of shareholders.

The Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of Markland.

10.1
Loan and Security Agreement for Term Loan among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.1 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.2
Loan and Security Agreement for Working Capital Line of Credit among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.2 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.3
Intellectual Property Security Agreement among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.3 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.4	Unconditional Guaranty by Markland Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.4 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.5
Stock Pledge Agreement between Markland Technologies, Inc. and Silicon Valley Bank dated August 4, 2006 (incorporated herein by reference to Exhibit 10.5 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

Date: August __, 2006	By:	/s/ Gino Pereira

Gino Pereira Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of Markland.

10.1
Loan and Security Agreement for Term Loan among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.1 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.2
Loan and Security Agreement for Working Capital Line of Credit among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.2 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.3
Intellectual Property Security Agreement among Silicon Valley Bank, Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.3 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.4	Unconditional Guaranty by Markland Technologies, Inc. dated August 4, 2006 (incorporated herein by reference to Exhibit 10.4 of Technest’s Current Report on Form 8-K filed on August 14, 2006).

10.5
Stock Pledge Agreement between Markland Technologies, Inc. and Silicon Valley Bank dated August 4, 2006 (incorporated herein by reference to Exhibit 10.5 of Technest’s Current Report on Form 8-K filed on August 14, 2006).